EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citadel Security Software Inc. (the "Company") on Form 10-Q for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven B. Solomon, Chief Executive Officer of the Company, and Richard Connelly, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVEN B. SOLOMON
Steven B. Solomon
Chief Executive Officer

November 14, 2005

/s/ RICHARD CONNELLY
Richard Connelly
Chief Financial Officer

November 14, 2005